UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2018

Oaktree Strategic Income Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-01013	61-1713295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor, Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 29, 2018, the Board of Directors (the “Board”) of Oaktree Strategic Income Corporation (the “Company”) approved the amendment and restatement of the Company’s Bylaws (the “Prior Bylaws”), effective as of such date (the Prior Bylaws, as amended and restated, the “Bylaws”). In addition to certain immaterial modifications, the Company amended and restated the following provisions of the Prior Bylaws:

•	Article II was amended to expressly permit the Company to hold meetings of stockholders without a physical location and solely by means of remote communication;

•	Article II, Section 4 was amended to provide that only the Board, the Chairman of the Board or the Chief Executive Officer of the Company may call special meetings of stockholders;

•	Article V was amended to eliminate the requirement that the Company have an officer with the title of President;

•	Article VIII, Section 7 of the Prior Bylaws, which permitted stockholders of record to inspect certain books and records of the Company for certain purposes, was eliminated from the Bylaws in favor of the right of stockholders of record to inspect certain books and records that applies to the Company pursuant to the General Corporation Law of the State of Delaware; and

•	Article VIII, Section 9 was amended to provide that the exclusive forum for actions alleging a breach of fiduciary duty owed by a stockholder or actions as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Delaware Court of Chancery shall be the Delaware Court of Chancery (or an alternative state or federal court located in Delaware under certain circumstances where the Delaware Court of Chancery does not have jurisdiction).

The foregoing description of the amendments to the Prior Bylaws is qualified in its entirety by reference to the complete text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Oaktree Strategic Income Corporation, effective as of January 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME CORPORATION

Date: January 29, 2018	By:	/s/ Mel Carlisle
Name: Mel Carlisle
Title: Chief Financial Officer and Treasurer